                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) March 31, 1999
                                                        ----------------

                Deutsche Recreational Asset Funding Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


          333-56303                                      91-1904587
  ------------------------                ------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)




655 Maryville Centre Drive, St. Louis, Missouri            63141
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (314) 523-3000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         The Registrant is filing the exhibits listed in Item 7(c) below in connection with the offering of Asset Backed Notes by Distribution Financial Services RV Trust 1999-1.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
-------           --------------------
1.1               Underwriting Agreement dated March 12, 1999 among Deutsche
                  Bank Securities Inc., Deutsche Recreational Asset Funding
                  Corporation and Deutsche Financial Services Corporation.

1.2 Terms Agreement dated March 12, 1999 among Deutsche Bank Securities Inc., Deutsche Recreational Asset Funding Corporation and Deutsche Financial Services Corporation.

4.1 Amended and Restated Trust Agreement dated as of March 1, 1999 between Deutsche Recreational Asset Funding Corporation and Norwest Bank Minnesota, National Association, as Owner Trustee.

4.3 Indenture dated as of March 1, 1999 between Distribution Financial Services RV Trust 1999-1 and The Chase Manhattan Bank, as Indenture Trustee.

10.1 Transfer and Servicing Agreement dated as of March 1, 1999 among Deutsche Recreational Asset Funding Corporation, Distribution Financial Services RV Trust 1999-1 and Deutsche Financial Services Corporation.

10.3 Ganis/Depositor Transfer Agreement dated as of March 1, 1999 between Ganis Credit Corporation and Deutsche Recreational Asset Funding Corporation.

10.4 DFS/Ganis Transfer Agreement dated as of March 1, 1999 between Deutsche Financial Services Corporation and Ganis Credit Corporation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           DEUTSCHE RECREATIONAL ASSET
                                           FUNDING CORPORATION
                                           (Registrant)




Dated: March 31, 1999                      By:/S/ Richard C. Goldman
                                              --------------------------
                                           Name: Richard C. Goldman
                                           Title: Vice President


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